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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-24225) of Learmonth & Burchett Management Systems Plc of our report dated June 7, 1997 appearing on page 26 of the Learmonth & Burchett Management Systems Plc Annual Report on Form 10-K for the year ended April 30, 1997.



/s/ PRICE WATERHOUSE LLP

 Houston, Texas
 July 29, 1997